SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 April 15, 1997
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                Date of report (Date of earliest event reported)


                             THE ALPINE GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    1-9078                    22-1620387
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(State or other jurisdiction   Commission File Number        (I.R.S. Employer
      of incorporation)                                   Identification Number)


             1790 Broadway, New York, New York           10019-1412
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             (Address of principal executive offices)    (Zip Code)


        Registrant's telephone number, including area code (212) 757-3333


      ____________________________________________________________________
         (Former name or former address, if changed since last report)


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                               Page 1 of 406 pages
                         Exhibit Index appears on page 5
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Item 2. Acquisition or Disposition of Assets.

      On April 15, 1997, The Alpine Group, Inc. (the "Company") purchased (the "Acquisition") all of the outstanding shares of Hepworth Refractories, Ltd., a manufacturer and distributor of refractory products and services, from Hepworth P.L.C. ("Seller") for approximately $104 million in funds obtained by the Company under a credit agreement among several wholly-owned subsidiaries of the Company, a syndicate of bank lenders, and Bankers Trust Company, as Administrative Agent. The terms of the acquisition, including the amount of consideration given for the shares, were the result of negotiation between the managements of the Company and of Seller. For further information with respect to the Acquisition, reference is made to the Share Purchase Agreement, dated April 15, 1997, between Hepworth R. and M. Holdings Limited, Hepworth P.L.C., Refraco Holdings Limited and the Company which is Exhibit 1 hereto and which is incorporated herein by reference.

            On April 15, 1997, Refraco Inc., a newly formed subsidiary of the Company ("Holdings"), Adience, Inc., a direct subsidiary of the Company ("Adience"), and Refraco Holdings Limited, a newly formed subsidiary of Adience ("UK Holdings"), entered into a Credit Agreement (the "Credit Agreement") among Holdings, Adience, UK Holdings, Hepworth Refractories (Holdings) Limited ("HRHL"), various Banks and Bankers Trust Company ("Bankers Trust"), as Administrative Agent. The initial borrowings under the Credit Agreement, which were approximately $95.3 million, were used to (i) finance a portion of the price required to consummate the Acquisition, including related transaction expenses, (ii) repay outstanding bank debt refinanced by the indebtedness incurred under the Credit Agreement and (iii) repay to the Company outstanding intercompany debt of Adience to the Company of approximately $20.0 million). The Company used the proceeds of the intercompany indebtedness repayment from Adience to repay outstanding bank debt.

            The Credit Agreement is comprised of two tranches of term loans and a revolving credit facility. Interest on amounts outstanding under the Credit Agreement are payable quarterly based upon the prime rate or the Eurodollar rate plus, in each case, the applicable margin. In the case of the term loans, the applicable margin is 1.5% and 2.0%, respectively, above the prime rate and 2.5% and 3.0%, respectively, above the Eurodollar rate. The applicable margin in respect of the revolving credit facility is 1.5% above the prime rate and 2.5% above the Eurodollar rate. The variable components of these rates are subject to periodic adjustment based on the leverage ratios maintained by the borrowers. One tranche of term loans has an eight year term; the remaining tranche has a six year term. Each of the term loans require periodic mandatory amortization payments. The revolving credit facility has a six year term.

            The indebtedness incurred under the Credit Agreement is secured by a blanket lien on the assets of Adience, UK Holdings and HRHL and their subsidiaries.

            Concurrently with the execution of the Credit Agreement, Holdings also entered into a Term Loan Agreement (the "Term Loan Agreement") with Bankers Trust. The initial borrowings under the Term Loan Agreement, which were approximately $60 million, were used to finance the balance of the acquisition price required to consummate the Acquisition, including related transaction expenses.


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

            Interest on amounts outstanding under the Term Loan Agreement are payable quarterly based upon the prime rate plus 2.75% or the Eurodollar rate plus 3.75%. The term of the indebtedness arising under the Term Loan Agreement is eight years.

            The indebtedness incurred under the Term Loan Agreement is secured by, among other things, a guaranty by the Company. The guaranty of the Company is secured by its pledge of 1,318,681 shares of common stock, par value $.01 per share ("Superior Common Stock"), of Superior TeleCom Inc. owned by the Company. In addition, the Company has agreed to certain other restrictions which limit its ability to dispose of its remaining shares of Superior Common Stock.

            For further information with respect to the Credit Agreement and the Term Loan Agreement, reference is made to such agreements which are Exhibits 2 and 3 respectively, hereto, and which are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

            In accordance with Instruction 4 of this Item 7, financial statements required by this item will be filed by an amendment to this initial report on Form 8-K not later than 60 days after the date hereof.

(b)   Exhibits.

      Exhibit 1 - Share Purchase Agreement, dated April 15, 1997, between Hepworth R. and M. Holdings Limited, Hepworth P.L.C., Refraco Holdings Limited, and The Alpine Group, Inc.

      Exhibit 2 - Credit Agreement, dated as of April 15, 1997, among Refraco Inc., Adience, Inc., Refraco Holdings Limited, Hepworth Refractories (Holdings) Limited, various banks, and Bankers Trust Company, as Administrative Agent.

      Exhibit 3 - Term Loan Agreement, dated as of April 15, 1997, among Refraco Inc., various banks, and Bankers Trust Company, as Administrative Agent.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE ALPINE GROUP, INC.


Date:  April 30, 1997               By: /s/ Bragi F. Schut
                                        ---------------------------------
                                        Bragi F. Schut
                                        Executive Vice President


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                                  EXHIBIT INDEX

Share Purchase Agreement, dated April 15, 1997, between Hepworth R. and M. Holdings Limited, Hepworth P.L.C., Refraco Holdings Limited, and The Alpine
Group, Inc..............................................................Page   7

Credit Agreement, dated as of April 15, 1997, among Refraco Inc., Adience Inc., Refraco Holdings Limited, Hepworth Refractories (Holdings) Limited, various banks, and Bankers Trust Company as Administrative Agent................Page 109

Term Loan Agreement, dated as of April 15, 1997, among Refraco Inc., various banks, and Bankers Trust Company, as Administrative Agent...............Page 294


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